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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this form 10-K into the Company's previously filed Registration Statements File Nos. 33-76742, 333-23647, 333-84337, 333-84339 and
333-91031 on Form S-8, and 33-79556 on Form S-3.



                                                  ARTHUR ANDERSEN LLP


Chicago, Illinois
March 29, 2000